SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2005

                         Commission File Number: 0-21092


                                   OCTuS Inc.
                                   ----------
             (Exact name of registrant as specified in its charter)

Nevada                                                               75-3016844
-------                                                              -----------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


Ave. Balboa Edificio Los Dlfines Torre 100 Mezanina,
Panama City, Panama                                                        n/a

------------------------------------------------------------- ------------------
(Address of principal executive offices)                              (Zip Code)


                                011(507)265-1555
                                ----------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  REGULATION FD DISCLOSURE
-----------------------------------

MicroSlate Inc., a Canadian corporation ("MicroSlate") entered into an extension of the non-binding Letter of Intent ("LOI") recognizing that the due diligence and negotiation of terms have been completed. The transaction is presently subject to approval from both parties of the final transactional documents presently anticipated to be completed before July 25, 2005. The Registrant has reviewed and accepted MicroSlate's acquisition of VNX Solutions, a Fairfax Virginia based company specializing in digital video surveillance management.

Previously, on February 22, 2005, the Registrant executed a non-binding LOI to effectuate a business combination with MicroSlate. Subject to customary due diligence and further negotiations, the business combination between the Registrant and MicroSlate will be effectuated by either reverse merger, reorganization or asset purchase.

Pursuant to the LOI, the transaction is subject to certain conditions, including, but not limited to:

  o  completion of due diligence by the Registrant and MicroSlate;
  o  the completion of mutually agreeable definitive transaction documents;
  o the approval by the respective boards of directors of the Registrant and MicroSlate; and
  o  the approval of MicroSlate's stockholders, if necessary.


ABOUT MICROSLATE

MicroSlate is an industry leading provider of Mobile Data Solutions for rugged mission-critical environments. Headquartered just outside Montreal, Canada, the company also has offices in Florida, operates a Service Center in New York State and has Sales offices in Ontario, Texas, Arizona and Illinois.

MicroSlate's rugged laptops, handheld computers and tablets provide mobile workforces with the computing power and communications capabilities required in today's fast-paced and demanding situations. Their devices are widely used by police forces and fire departments across the United States. MicroSlate's solutions are also widely used by field technicians, specifically in the Telecommunications and Distribution sectors.

MicroSlate also provides comprehensive software solutions, focused specifically on Healthcare and Aerospace applications. Their Electronic Records Management
(ERM) Systems allow clinics and hospitals to fully manage all their information requirements, from patient and resource scheduling, to patient records management and electronic prescriptions. MicroSlate's Aerospace Systems enable aircraft maintenance crews to perform comprehensive inspections and facilitate the filing of required reports in demanding and time-critical environments.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                OCTuS Inc.


June 28, 2005                   By:   /s/ Josie Ben Rubi
                                      --------------------------------------
                                      Josie Ben Rubi
                                      President, Chief Executive Officer